Exhibit 99.1 THE FIRST NO-NEEDLE, NO-INJECTION SOLUTION for Type I Allergic Reactions Q1 2023 1

Forward looking statements This presentation contains forward-looking statements which include, but are not limited to, statements regarding the design and potential benefits of neffy; the anticipated Prescription Drug User Fee Act (PDUFA) date for neffy; the timing of regulatory approval for and the commercial launch of neffy, if approved; ARS Pharma’s commercialization strategy; the potential market opportunity for neffy; the projected growth thereof and neffy’s ability to capture and grow that market; ARS Pharma’s expected competitive position; ARS Pharma’s potential to become the standard in treatment and transform the treatment of allergic reactions; the likelihood of neffy attaining favorable coverage; the expected intellectual property protection for neffy; and any statements of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. ARS Pharma’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability to obtain and maintain regulatory approval for neffy; results from clinical trials may not be indicative of results that may be observed in the future; potential safety and other complications from neffy; the labelling for neffy, if approved; the scope, progress and expansion of developing and commercializing neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; the ARS Pharma’s ability to protect its intellectual property position; the impact of health epidemics or pandemics on ARS Pharma’s business and the actions ARS Pharma may take in response thereto; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors – Risks Related to ARS Pharma” heading of the company’s definitive proxy statement on DEFM14A filed with the Securities and Exchange Commission on October 6, 2022, available at www.sec.gov. These documents can be accessed on ARS Pharma’s web page at www.ir.ars-pharma.com by clicking on the link “Financials & Filings.” The forward-looking statements included in this presentation are made only as of the date hereof. ARS Pharma does not assume any obligation and does not intend to update these forward-looking statements, except as required by law. 2

Potential to Transform the Treatment of Type I Allergic Reactions • neffy®: first “no needle, no injection” solution for Type I allergic reactions to address an unmet market need • Registration program demonstrates comparable PK and PD, without risk of needle-related safety concerns, fear and hesitation • Significant opportunity to disrupt current epinephrine injectables market • NDA accepted by FDA; mid-2023 PDUFA date anticipated • Potential multi-billion-dollar market driven by HCP and consumer preference and adoption • NCE-like IP exclusivity potential until at least 2038 • ~$275 million in cash and securities as of 12/31/2022 3

Proven leadership team with track record developing and commercializing intranasal and consumer-driven medicines



Richard Lowenthal, M.S.
Chief Executive Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
25+ years of experience

NARCAN NASAL SPRAY | VALTOCO | tosymra



Sarina Tanimoto, M.D.
Chief Medical Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
20+ years of experience

NARCAN NASAL SPRAY | VALTOCO | tosymra



Eric Karas
Chief Commercial Officer
Led Narcan® commercial ops at Emergent/Adapt, and Auxilium specialty
25+ years of experience

NARCAN NASAL SPRAY | Testim (testosterone gel) | XIAFLEX



Harris Kaplan
EVP, Commercial Strategy
40+ years of commercial strategy across more than 125 product launches

Allegra | Nexium | VIAGRA



Dan Relovsky
SVP, Marketing
30+ years of marketing, sales and operational experience across specialty and consumer markets



Brian Dorsey
Chief Operating Officer
25+ years of R&D experience as including multiple head of R&D roles including Pernix, Apricus and Somaxon



Kathy Scott
Chief Financial Officer
30+ years of finance experience with multiple CFO roles including Neurana, Recros and Oncternal



Alex Fitzpatrick
Chief Legal Officer
30+ years of legal experience with multiple GC roles including Evofem, Kyriba, Verenium, Blackbaud



Justin Chakma
Chief Business Officer
10+ years of M&A, licensing, financing and strategy experience including Celgene, Receptos and Auspex



Robert Bell, Ph.D.
Chief Scientific Officer, Co-Founder
30+ years of senior R&D leadership experience including Barr and Somerset

4
ARS PHARMA

Top-tier board of directors



Pratik Shah, Ph.D.
Chairman of Board of Directors
Executive Chairman at Design, Former Chairman of Synthorx (acq. $2.5B), Former CEO at Auspex (acq. $3.5B)



Richard Lowenthal, M.S.
Chief Executive Officer, Co-Founder
Led FDA approvals for multiple nasal spray products
25+ years of experience



Laura Shawver, Ph.D.
CEO at Capstan, former CEO at Silverback, Synthorx (acq. $2.5B)



Peter Kolchinsky, Ph.D.
Managing Partner and Founder at RA Capital



Brent Saunders
Chairman at The Beauty Health Co., Former CEO of Allergan (acq. $63B), Actavis, Forest Labs, and Bausch + Lomb (acq. $8.7B)



Jonathan Leff
Partner at Deerfield Management
Chairman of Deerfield Institute



Peter Thompson, M.D.
Private Equity Partner at Orbimed



Rajeev Dadoo, Ph.D.
Managing Partner at SR One



Michael Kelly
Former President, US Operations at Adapt (acq. $735M), CEO at Covis (acq. $1.2B), founder at Azur



Philip Schneider
Former CFO at IDEC, former Board member at Arena (acq. $6.7B), Auspex (acq. $3.5B), GenProbe (acq. $3.7B)



Saqib Islam, J.D.
CEO of Springworks, former CBO at Moderna and EVP at Alexion

5
ARS PHARMA

Type I allergic reactions: a life-threatening hypersensitivity reaction

Caused by exposure to a **specific allergen**, most commonly **food, venom, drugs**



~25 to 40 million people in US with systemic Type I allergic reaction to allergens (e.g., 2+ organ systems involved)



10+ million people with other Type I allergy indications (e.g. urticaria flares, asthma exacerbations)



Significant co-morbidities and symptomatic impact on patient quality of life



More than half a million[1] ER visits each year due to systemic Type I allergic reactions, costing an average of $1600+ per visit[2]

6

Sources: (1) Carrillo-Martin et al. J Allergy Clin Immunol Pract (2020), (2) BlueCross BlueShield of America. Childhood Allergies in America (2018)
Images Reproduced with permission from Allergy & Anaphylaxis Australia

ARS PHARMA

Epinephrine is effective, but significant device limitations exist Epinephrine recognized as the only first-line therapy by 1 allergy society treatment guidelines , but… Safety concerns: lacerations, Apprehension to dose due to caregiver self-injection, blood needle vessel hits Lack of portability Lack of reliability Reluctance to use in public Not user friendly 1 Sources: Anaphylaxis – a 2020 practice parameter update, systematic review and Grading Recommendations, Assessment, Development and Evaluation (GRADE) analysis 7

Early intervention with epinephrine is critical in a Type I allergic reaction

REACTION PROGRESSION | **SERIOUS PATIENT DISCOMFORT** | **HIGHER RISK OF HOSPITALIZATION AND DISEASE PROGRESSION**[2,3,4]

ANTIGEN EXPOSURE

5 MINUTES
TYPE I SEVERE ALLERGIC REACTION

- Hypotension, dizziness, faintness
- Rhinitis, watery red eyes
- Rashes, itching (urticaria)
- Rapid swelling (angioedema) including lips, tongue, throat
- Bronchospasm, difficulty breathing, wheezing
- Abdominal and chest pain, vomiting

15 MINUTES
LIKELIHOOD OF LIFE-THREATENING REACTION

Time to respiratory arrest or shock[1]

- **FOOD:** 30–35 minutes
- **INSECT STINGS:** 10–15 minutes
- **DRUGS:** <10 minutes

30 MINUTES
ANAPHYLAXIS

- Sudden drop in blood pressure leads to anaphylactic shock and cardiovascular failure
- Airways narrow blocking breathing, leading to loss of consciousness
- Possible death

Up to 18 minutes average wait to dose epinephrine[5]
among the ~50% who have injection available and are willing to inject themselves

8

Sources: [1] Emergency treatment of anaphylactic reactions: guidelines for healthcare providers. Resuscitation Council (UK); 2016, [2] JF Philips et al. Allergy Asthma Proc (2011), [3] JT Fleming et al. J Allergy Clin Immunol Pract (2014), [4] E. Andrew et al. Prehospital Emergency Care (2018), [5] Data on file from ARS market research

ARS PHARMA

Limitations of injection lead to hesitation and decreased or ineffective usage neffy may address these limitations to transform the treatment paradigm

PROBLEM

<u>Only 10% - 20%</u> of Rx filled or used as indicated[6]

NO TREATMENT AVAILABLE	REFUSAL OF TREATMENT	DELAY IN TREATMENT	FAILURE OF TREATMENT
~50% of patients carry[1]	**~25% - 50%[1, 3, 5] do not administer**	**~40 - 60%[2] of patients delay**	**23 - 35%[4] fail to dose correctly**

neffy®
SOLUTIONS



neffy
2 mg

1 SMALL

- Fits in your pocket; can carry more than 1
- ~10% of cases require multiple doses of epinephrine[1]



2 NO NEEDLE NO INJECTION

- Rapid administration without a needle
- No risk of needle-related injuries; lacerations[2] or cardiotoxic blood vessel injections
- Less hesitation to dose

3 EASIER AND MORE CONSISTENT DOSING

- 0% critical dosing errors in registration self-administration study
- Low 2 mg dose of epinephrine achieves comparable PK without overexposure risk

4 RELIABLE

- 99.999% delivery of effective dose in reliability testing; no inhalation required
- Same shelf-life as EpiPen, but also stable at high temperatures



NARCAN NASAL SPRAY 4mg
VALTOCO
tosymra
IMITREX

Demonstrated PK and PD comparable to injection

Sources: (1) Warren et al. Ann Allergy Asthma Immunol (2018), (2) Data on file from ARS market research, (3) Brooks et al. Ann Allergy Asthma Immunol (2017), (4) El Turki et al. Emerg Med J (2017), (5) Asthma and Allergy Foundation of America Patient Survey Report (2019), (6) Company estimates based on prior references (1) through (5) and IQVIA data

9

ARS PHARMA

Approved injection products have a range of PK profiles, but are all deemed efficacious (no known difference across products) Median or Study • FDA stated neffy should be Mean Study Mean T max TREATMENT Source N C bracketed by PK of approved products max Study T range (pg/mL) max (min) (min) • 0.3 mg IM (needle & syringe) is the reference- Literature 200 209 – 489 30 to 60 3 – 120 Epinephrine listed drug (RLD) and considered to be the gold 0.3 mg IM standard as autoinjectors are a variable mix of ARS 181 244 – 339 45 4 – 360 IV, SC or IM dosing depending on technique Symjepi 0.3 mg ARS 88 337 – 438 22 to 30 4 – 240 • All approved products have indistinguishable clinical effect and time to observed clinical Auvi-Q 0.3 mg* Literature 67 486 20 5 – 60 benefit: ~90% resolution on first dose within the first 5 to 15 minutes observed for both IM and Literature 311 288 – 869 5 – 40 1 – 120 autoinjectors in literature and practice EpiPen 0.3 mg ARS 196 333 – 753 6 – 24 2 – 240 • All products approved based on only PK, despite significant PK differences – (i.e. not Total Range 209 to 869 5 to 60 1 to 360 bioequivalent to each other) • PD is supportive *Baseline corrected 10 neffy clinical program supports NDA filed and accepted by FDA FDA confirmed three primary registration studies required for neffy approval EPI-15: Single dose and twice EPI-17: Self-administration in EPI-16: Nasal challenge in dosing in healthy volunteers (n=42) allergic rhinitis patients (n=36) Type I allergy patients (n=42) IM needle & syringe is the gold standard and reference-listed drug Primary outcomes for all trials: PK (bioavailability) and PD (SBP, HR) EPI-10 pediatric trial interim data included in NDA submission, FDA requested neffy meets the endpoints discussed with FDA in completed clinical studies* Criteria (C , t , early partial AUCs) is comparability to epinephrine injection products max max (bracketed by approved products) NDA submission accepted by FDA in Q4 2022; Target PDUFA action date anticipated in mid-2023 Data in subjects aged 4 to 18 (single-arm, non-comparative expected in 2022) to support pediatric labeling 11 *Pending review by the FDA neffy meets FDA-confirmed endpoints in 3 primary studies* Integrated PK data summary for neffy and comparators Plasma Epinephrine C (pg/mL) Median t (minutes) Mean Early Partial AUCs max max 100 Mean early partial AUCs bracketed by approved products Cmax bracketed Tmax bracketed by approved pAUC pAUC by approved Treatment products (0-20) (0-45) products 75 Mean values 1000 0.3 mg IM (n=178) 2,090 (86) 6,290 (61) denoted by bolded numbers 2 mg neffy (n=78) 3,610 (84) 11,000 (76) HCP-admin 2 mg neffy (n=42) 3,128 (79) 11,006 (63) Self-admin 50 Highest Tmax Highest Cmax 581 45 0.3 mg EpiPen (n=77) 5,640 (73) 12,000 (53) of approved of approved 45 product 500 product 485 Overall mean AUC(0-t) 421 399 30 bracketed by approved products 25 Lowest Cmax 277 20.5 of approved Treatment AUC 0-t Lowest Tmax product of approved 0.5 mg IM (n=123) 43,700 (34) 10 product 2 mg neffy (n=36) 37,700 (64) 0 0 0.3 mg 0.5 mg 2 mg 2 mg 0.3 mg 0.3 mg 0.5 mg 2 mg 2 mg 0.3 mg 0.3 mg IM (n=178) 27,900 (39) EpiPen IM neffy neffy IM EpiPen IM neffy neffy IM % CV shown in parentheses in tables above (n = 77) (n = 123) Self-admin HCP-admin (n = 178) (n = 77) (n = 123) Self-admin HCP-admin (n = 178) (n = 42) (n = 78) (n = 42) (n = 78) All data from ARS clinical studies 12 *Pending review by the FDA neffy well-tolerated across 600+ individuals dosed in clinical program Risk of blood vessel injection during self- administration that could lead to adverse events • Well-tolerated at all single-doses (0.5 mg to 2 mg) and repeat doses up to 4 mg within 10 minutes 13.8% • Mostly grade 1 events and comparable to injection products • Low Pain Scores: recorded by VAS (100mm scale) with mean scores between 5 and 8 out of a score of 100 across studies • No irritation based on formal scoring in all studies • No serious treatment-related adverse events 2% • No risk of needle-related injuries or blood vessel 0% injections Symjepi EpiPen All data from ARS clinical studies 13 Event Frequency neffy market exclusivity potential until at least 2038

Extensive studies in the lab and clinic completed to develop a proprietary product with expected NCE-like exclusivity

- ✓ **Issued composition of matter patent (US10,576,156) on Intravail® + epinephrine** provides foundational exclusivity blocking any generic products. **Method of treatment patents (US11,173,209; US11,191,838)** block other alkyl glycosides.
- ✓ **Issued method of treatment patent (US10,682,414)** blocks any intranasal epinephrine product using a different technology using a low dose (<2.5 mg)
- ✓ **PCT patent granted in Europe (EP19751807), UK (GB2583051), Japan (JP6941224), Canada (3088909), Australia (AUS2019217643), Korea (10-2375232), China (2019800010042),** with same claims as the US


2023
2038
EXPECTED LAUNCH
FIRST PATENT EXPIRATION
(without patent term extension)
ADDITIONAL PROTECTION

14
ARS PHARMA

Commercial Opportunity and Strategy 15

Significant existing US market opportunity for ***neffy*** penetration

CURRENT ~$1 BILLION[1] ANNUAL EPINEPHRINE MARKET IS THE IMMEDIATE OPPORTUNITY

~16M
diagnosed and HCP-managed patients with severe type I allergic reactions (claims data)

~3.3M
Patients have injectable today
(~10 million devices)[3]

~2.5M
Former patients discontinued or did not fill Rx in last 3 years

Up to 40M total type I allergy patients
(epidemiology)

MULTIPLE LEVERS OF CURRENT MARKET GROWTH

Consistent market growth
+5% y/y in the last ~15 years

Promotional responsiveness
+31% historic lift from Mylan
No meaningful promotion today

More devices per patient
Potential for twice as many ***neffy*** devices annually vs. injectables

[1] SEC filings, IQVIA data and ARS payer research data on file
[2] ARS market research data on file (n = 75 physicians, n = 150 patients), [3] IQVIA extended unit data

16
ARS PHARMA

Physicians supportive of adopting neffy into practice 8.5 out of 10 rating viewed as a major advance in therapy 10 = MAJOR ADVANCE / 1 = NOT AN ADVANCE AT ALL n = 75 Physicians Would prescribe neffy 100% if their patients asked for it No difference in uptake of neffy by physician specialty 17 neffy addresses the unmet need and is better aligned with what healthcare providers, patients and parents want





n = 150
Current Users

~80% **OF PATIENTS EXPECTED TO SWITCH TO *neffy***

75% **OF NON-FILLING PATIENTS STATED THEY WOULD ASK THEIR PHYSICIAN ABOUT *neffy* RX**

n = 100
Non-fillers

65% to 72%
OF THE TIME,
PEOPLE WHO USE AN OTC WOULD USE ***neffy*** FIRST

69%
OF PEOPLE
WOULD USE ***neffy*** SOONER THAN CURRENT AUTOINJECTOR

18

ARS PHARMA

Caregivers are enthusiastic about neffy and its benefits Time from Onset of Symptoms to Epinephrine Administration Current neffy I want this. Is it 9.3 This is fantastic. available yet? Let me 8.8 Much easier than know when it is, I will 8.3 jabbing the thigh. literally call the doctor from my car. – Father – Mother 5.1 4.9 4.7 We are talking about I don’t have a co-pay, someone’s life and but I’d get this for my lifestyle here. Great daughters even if I improvement. have to pay $50. Total Caregivers Patients – Mother – Mother N=200 N=100 N=100 Source: ARS Consumer Quant Research, 2022 Guidelines recommend immediate treatment with epinephrine. Earlier administration is associated with improved clinical outcomes and decreased likelihood of hospitalizations. 19 Avg # of Minutes Before Using Device “ “ “ “

By Addressing Needle Injector Deficiencies neffy can Become the Standard in Treatment Propensity of Current SAR Patients neffy Patient Research Shows… Prescribed a Needle Injector 45% 47% 1 Don’t Use Properly 42% 3 3 More Likely to Fill Rx Faster Treatment Time 2 50% Don’t Keep On Hand 100% 86% 4 3 Would Keep On Hand Used Device Correctly 3 Delay Treatment 60% (1) ARS Consumer Quant Research, 2022, (2) Warren et al. Ann Allergy Asthma Immunol (2018), (3) Data on file from ARS market research, (4) ARS human factors studies 20

Payer research supports positive reimbursement environment Key findings from discussions with ~50 decision-makers within the major payers and PBMs: • Category is generally not restricted, unlike biologics and orphan disease drugs with high WACs • Payers view neffy as a valuable and differentiated treatment option • High likelihood of attaining favorable coverage (Tier 2 or 3) for ~80% of lives “Nasal delivery will overcome some negative perceived “This is a game-changer; it “There is no value in factors of an injection.” really addresses the unmet delaying access to a product – Payer needs we currently have in like this and nothing to prior this space, specifically the authorize (PA). We can’t PA safety and tolerability issues.” if the patient needs it.” “If this is priced properly, – Payer – PBM this could be a ‘state-of-the- art therapy’ for patients.” – PBM 21

Commercial strategy and imperatives From needle to neffy: • Convert the existing market • Bring back patients that are lapsed • Bring in patients who should be carrying epinephrine now, but do not carry Ensure broad and rapid neffy coverage as well as affordable access for patients 1 Change HCP habits and switch prescribing from needle to neffy 2 Drive neffy awareness and new patient growth (into and back into) the market 3 22

Strategic Imperatives and CSFs: From Needle to neffy 2 3 1 Drive neffy Ensure broad and Change HCP habits awareness and new rapid neffy coverage as and switch prescribing patient growth (into and well as affordable from needle to neffy back into) the market access for patients • HCP awareness at launch • Consumer awareness of neffy • Payers recognize the value • Confidence in neffy • Patient understanding of proposition of neffy and intranasal delivery effectiveness and safety • Patients can access neffy • Allergists and KOL • Patients will ask for neffy • Prescriptions are filled endorsement proactively seamlessly 23 CRITICAL SUCCESS STRATEGIC FACTORS IMPERATIVES

Integrated HCP Promotion to Drive Awareness and Reach with Current Epinephrine Prescribers Representing >40% of Prescriptions* Specialty Virtual Salesforce Non-Personal Promotion Salesforce FTEs ~125 FTEs Top 50,000 Decile 5 to 10 HCP ~ 15,000 HCPs Reach HCP promotion will be supported by DTC promotion to drive expansion within the addressable SAR market * Reaching >80% of Prescriptions from Allergists, ENTs, and Pediatricians 24 neffy is positioned potentially to transform the treatment of serious allergic reactions PK superior to IM No needle, no fear, no wait Less (Reference listed drug & Easier to use and more reliable gold standard) Effective Hesitation delivery than with autoinjectors offers therapeutic exposures to Dose (less chance of failed dosing) and makes it easy to switch No meaningful Always available side effects with child, parent Safe Compact No needle-related and caregiver injuries possible No serious safety risks associated with injection 100% of adults (N=105) devices (needle) Easy No Needle successfully dosed No blood vessel injections, to Use in human factors studies no lacerations, no bone injections 25

Supplemental Slides 26

Many patients/caregivers do not administer treatment or delay use during reaction Approx. 40,000,000 people with serious Type I Allergic Reactions ~5,800,000 people received Rx from a Physician in Last 3 Years Did not fill or re-fill their 2.5 Rx in last 3 1 years 25-50% 5.2 5.8 ~50% do Patients refuse ~10%-20% 1.7 2 40-60% not carry (millions) to inject of patients delay 23-35% Rx’ed and go receiving 9 to 18 0.6 2-5 fail to Epinephrine to ER 0.3 Rx treat as 6 0.1 min dose in Last 3 indicated 7 1 correctly 0.6 Years (~2% of overall Patients Rx by # not filling Rx # not carrying # not dosing # delaying # not using Total population) Physician dose correctly proportion 1. IQVIA Claims Data 2022, 2. Warren 2018, 3. Brooks 2018, 4. Asthma and Allergy Foundation of America 2019 , 5. Casale 2022, 6. ARS data presented at AAAAI 2023, 7. El Turki 2017 27

IM Needle & Syringe is the Historical Product Clinically Proven to Be Effective: No Difference in Efficacy Between IM and EAIs


Autoinjector
IM Needle-in-Syringe
10.9%
9.3%
% of treated reactions requiring second epinephrine dose
n = 799[1] reactions
n = 570 reactions

- Meta-analysis of 88 studies with 36,557 anaphylaxis events w/ epinephrine use in 50.4% of events (approx. 10% repeat dose needed)
- 12 major studies with 100% autoinjector (80+% EpiPen[1]) or 100% IM-needle-and-syringe use in community or ED setting.[2]
- Need for repeat dose is approximately 10% with EpiPen or IM (despite PK differences)[2]
- More rapid PK does not appear to provide clinical benefit, but does add risk (e.g. IV bolus injection of epinephrine is well known to be unsafe)

1. 79.6% of the autoinjector treated reactions are specifically identified occurring with EpiPen, 2. Patel J Allergy Clin Immunol (2021)

28

ARS PHARMA

History of FDA Approved Community Use Products

- No observed clinical differences between autoinjectors and IM injection (time to onset or efficacy)

Device (Approved)	Approval Basis	Pharmacokinetics (any data including literature)
EpiPen (1987)	No PK Data	Significant differences (EpiPen vs. IM) only known in past ~10 yrs Significant blood vessel injection risk (IV bolus) only known last 5 yrs
Twinject (2003)	No PK Data	No PK data known to date
Adrenaclick (2003)	No PK Data	No PK data known to date
Auvi-Q (2012)	Single PK Study vs. EpiPen	More rapid PK vs. IM, but **slower PK vs. EpiPen** (t_{max} = 20 min vs. 10 min)
Symjepi (2017)	No PK Data	ARS studies show **slower PK vs. *neffy* or other autoinjectors**
Teva Generic Epipen (2018)	No PK Data	None to date; shorter needle and different activation force

29
ARS PHARMA

neffy Development Approach Agreed with FDA

- ***neffy*** should demonstrate primary PK parameters C_{max}, t_{max} and $pAUC_{0-20/0-45}$ within the range of injection products
  - AUC_{0-t} was secondary for safety only
- IM injection (needle and syringe) is RLD for efficacy; EpiPen is the upper limit for safety (maximum exposure safe enough for use)
- PD outcomes are supportive (should be at least as good as injection)

Bracketing Criteria	Lower Bracket	Upper Bracket
C_{max} (primary)	0.3 mg IM	0.3 mg EpiPen
t_{max} (primary)	0.3 mg IM	0.3 mg EpiPen
$pAUC_{0-20,\ 0-30,\ 0-45}$ (primary)	0.3 mg IM	0.3 mg EpiPen
AUC_{0-t} (secondary)		0.5 mg IM

30

ARS PHARMA

Integrated Results neffy 2 mg Studies (EPI 15 & EPI 16) 400 neffy 2.0 mg IN 350 Epinephrine 0.3 mg IM 300 EpiPen 0.3 mg 250 Mean Plasma 200 Concentration (pg/mL) 150 100 50 0 0 30 60 90 120 150 180 210 240 270 300 330 360 Time (Minutes) 31

neffy 2 mg Single Dose Bracketed by Injection Mean C Median T pAUC pAUC AUC max max 0-20 0-45 0-t (pg/mL) (minutes) (min*pg/mL) (min*pg/mL) (min*pg/mL) Product N (CV%) (range) Mean (CV%) Mean (CV%) Mean Epi 0.3 mg IM 178 277 (65) 45 (4-360) 2090 (86) 6290 (61) 27900 (39) Symjepi 0.3 mg 36 438 (65) 30 (4-90) 3560 (82) 10400 (56) 23700 (38) neffy 2 mg (self- 42 421 (66) 30 (6-240) 2964 (71) 10545 (63) 46776 (56) administration) neffy 2 mg 78 485 (71) 20.5 (2-150) 3610 (84) 11000 (76) 40900 (68) EpiPen 0.3 mg 77 581 (76) 10 (2-45) 5640 (73) 12000 (53) 31600 (39) 32

neffy PK is Also Bracketed by EpiPen Studies

Treatment	Study Reference	N	Mean Study C_{max} (pg/mL)	Median Study T_{max} (min)	T_{max} range (min)	Administration
EpiPen (0.3 mg)	AQST-109 EPIPHAST II Results (2022)	22	869	22	5 to 40	HCP
EpiPen (0.3 mg)	ARS EPI-JP01 Data (2020)	30	676	10	2 to 45	HCP
EpiPen (0.3 mg)	ARS EPI-15 (2022)	35	612	8	2 to 45	HCP
EpiPen (0.3 mg)	Tal et al. EAACI (2022)	12	550	9	n.d.	HCP
EpiPen (0.3 mg)	ARS EPI-11b Data (2021)	9	537	6	2 to 6	HCP
EpiPen (0.3 mg)	Edwards et al. NDA #201739 (2012)	67	520	10.2	4 to 60	HCP
EpiPen (0.3 mg)	Chen et al. AAAAI (2019)	11	511	5	3 to 50	HCP
EpiPen (0.3 mg)	ARS EPI-12 Data (2021)	36	493	8	3 to 154	Self-Admin
EpiPen (0.3 mg)	ARS EPI-13 Data (2022)	39	490	6	2 to 240	Self-Admin
neffy (2.0 mg)	ARS EPI-16 data (2022)	36	491	20	2 to 120	HCP
***neffy* (2.0 mg)**	**ARS integrated analysis (2022)**	**78**	**485**	**20.5**	**2 to 150**	**HCP**
neffy (2.0 mg)	ARS EPI-15 data (2022)	42	481	30	6 to 150	HCP
neffy (2.0 mg)	ARS EPI-17 data (2022)	42	421	30	6 to 240	Self-Admin
EpiPen (0.3 mg)	Worm et al. Clin Transl Allergy (2020)[2]	12	390 to 530	9 to 30	3 to 120	HCP
EpiPen (0.3 mg)	Turner et al. Clin Exp Allergy (2021)[3]	37	386	40	3 to 90	HCP
EpiPen (0.3 mg)	Amphastar US2021/030502 (2021)[1]	56	364 - 458	7 - 15	n.d.	HCP
EpiPen (0.3 mg)	ARS EPI-07 Data (2019)	35	375	24	4 to 45	HCP
EpiPen (0.3 mg)	Dworaczyk et al. AAAAI (2020)[1]	55	308 to 440	10 - 16	1 to 61	HCP
EpiPen (0.3 mg)	Oppenheimer et al. AAAAI (2022)	10	341	22	5 to 90	HCP
EpiPen (0.3 mg)	ARS EPI-01 Data (2018)	12	333	20	6 to 45	HCP
EpiPen (0.3 mg)	Aquestive R&D Day (2021)	9	300	10[4]	n.d.	HCP
EpiPen (0.3 mg)	Dworaczyk et al. AAAAI (2021)	25	288	10	5 to 90	HCP

1. 2 cohorts; 2. 5 cohorts; 3. Data from publication and cited approval dossier from the Lakemedelsverket Medical Products Agency, 4. Mean tmax value only

33

ARS PHARMA

Pediatric neffy Pharmacokinetics (EPI-10 Interim Analysis) Mean C Median T pAUC pAUC AUC max max 0-20 0-45 0-t (pg/mL) (minutes) (min*pg/mL) (min*pg/mL) (min*pg/mL) Product N (CV%) (range) Mean (CV%) Mean (CV%) Mean neffy (1.0 mg) 26 253 (66) 20 (7.5-120) 2,570 (78) 5,960 (52) 14,000 (53) Children 30 kg+ neffy (2.0 mg) 16 540 (71) 25 (2.5-120) 4,140 (78) 13,500 (76) 35,500 (76) Children 30 kg+ neffy (2.0 mg) Adults 78 485 (71) 20.5 (2-150) 3,610 (84) 11,000 (76) 40,900 (68) (Integrated) • Larger children (30+ kg) have similar but slightly higher exposures as compared to adults with 2 mg • Proportional results between 1 mg and 2 mg doses in 30+ kg group • Data supported by Pharmacologically Base Absorption Model (PBAM) and POP PK 34

neffy 2 mg Twice Dosing – Two Doses 10 Minutes Apart Mean C Median t max max Treatment N (pg/mL) (%CV) (min) (range) 800 neffy 2.0 mg IN twice (L/R) neffy 2.0 mg 39 1000 (93) 30 (6 - 150) neffy 2.0 mg IN twice (R/R) 700 twice (L/R) Epinephrine 0.3 mg IM twice (L/R) neffy 2.0 mg 39 992 (75) 30 (4 - 150) 600 EpiPen 0.3 mg twice (L/R) twice (R/R) Mean Plasma Epinephrine 0.3 mg IM 500 70 436 (49) 45 (6 - 180) Concentration twice (L/R) (pg/mL) EpiPen 0.3 mg 400 78 754 (65) 20 (4 - 360) twice (L/R) 300 Benchmark concentrations at 20 min: 200 neffy 4 mg twice (R/R): 616 pg/mL 100 neffy 4 mg twice (L/R): 675 pg/mL Epi 0.3 mg IM twice: 204 pg/mL 0 0 30 60 90 120 150 180 210 240 270 300 330 360 EpiPen 0.3 mg twice: 483 pg/mL Time (mins) 35 neffy integrated PK is dose-proportional based on mean Cmax neffy 1mg 276 neffy 1mg (L/R) 474 Single x 2 is the theoretical dose neffy 1mg (L/L) proportional outcome for comparison 544 Single x2 552 neffy 2mg 485 neffy 2mg (L/R) 1000 neffy 2mg (R/R) 992 Single x2 970 IM 277 IM (L/R) 436 Single x2 554 EpiPen 581 EpiPen (L/R) 754 Single x2 1162 0 200 400 600 800 1000 1200 1400 36

Mean SBP Response from a Single neffy 2 mg is Comparable to or Better than Injection Products • SBP response from intranasal administration is more consistent with mean effect greater than injection products SBP 20 neffy 2.0 mg IN Epinephrine 0.3 mg IM EpiPen 0.3 mg 15 10 5 0 0 20 40 60 80 100 120 -5 37

Mean DBP Change for a Single 2 mg neffy Demonstrates Less Early Decrease than Injection Products • Initial greater decrease in DBP after IM administration suppresses SBP and is not desirable in patients with hypotension. Direct to systemic routes of administration result in less decrease in DBP. DBP neffy 2.0 mg IN 3 Epinephrine 0.3 mg IM 2 EpiPen 0.3 mg 1 0 -1 -2 -3 -4 -5 -6 -7 0 20 40 60 80 100 120 38

Mean HR Response from a Single 2 mg neffy is Comparable to or Better than Injection Products • HR response from intranasal administration is more consistent with mean effect greater than injection products HR neffy 2.0 mg IN 14 Epinephrine 0.3 mg IM EpiPen 0.3 mg 12 10 8 6 4 2 0 0 20 40 60 80 100 120 39

neffy PK greater than 0.3 mg IM during Nasal Allergen Challenge (Worse Case Nasal Condition: EPI-16 study) AUC last C (pg/mL) *significant difference (p<0.05) neffy vs. IM t (min) max max (min*pg/mL) Treatment N median 300 (range) mean (%CV) mean (%CV) 250 ARS-1 2.0 mg IN neffy 2.0 mg 36 20 (2-120) 491 (65) 37100 (66) ARS-1 2.0 mg IN with Rhinitis 200 * * * * * Epinephrine 0.3 mg IM neffy 2.0 mg 34 7 (2 – 90) 303 (68) 23300 (69) 150 with rhinitis 100 Epi IM 0.3 mg 35 45 (4– 360) 259 (62) 26000 (42) 50 Results: 0 • Edema (congestion) results in more rapid absorption 0 20 40 60 80 100 120 compared to normal nasal conditions Time (minutes) 10 min median time to re-dose • Rhinorrhea may cause more rapid drainage, so drug is per guidelines (5-15 min) cleared more quickly (lower Cmax and AUC compared to normal nasal conditions) • Cmax greater and tmax more rapid than IM 0.3 mg injection 40 Mean Epinephrine Concentration (pg/mL)

neffy Early Partial Exposures greater than 0.3 mg IM injection after Nasal Allergen Challenge Rhinitis Induction (EPI-16 study) pAUC pAUC pAUC pAUC pAUC 0-10 0-15 0-20 0-30 0-45 (min*pg/mL) (min*pg/mL) (min*pg/mL) (min*pg/mL) (min*pg/mL) Product N Mean (CV%) Mean (CV%) Mean (CV%) Mean (CV%) Mean Epi 0.3 mg IM 35 966 (80) 1610 (78) 2280 (80) 3790 (77) 6430 (70) normal neffy 2 mg 34 1610 (58)* 2460 (59)* 3200 (66)* 4400 (71)* 5970 (73) rhinitis neffy 2 mg 36 1060 (93) 2270 (84)* 3630 (79)* 6400 (67)* 10200 (62)* normal *significant difference (p<0.05) between neffy w/ NAC rhinitis and IM • Absolute concentration higher for neffy with NAC induced rhinitis through 15 mins ➢ 10 min: 172 pg/mL vs. 149 pg/mL (neffy w/ Rhinitis vs. IM) ➢ 15 min: 163 pg/mL vs. 144 pg/mL (neffy w/ Rhinitis vs. IM) ➢ 20 min: 133 pg/mL vs. 157 pg/mL (neffy w/ Rhinitis vs. IM) • Treatment guidelines indicate repeat dose in 5-15 minutes if no response Conclusion: neffy with NAC induced rhinitis gives higher exposures compared to IM through clinically relevant period prior to second dose administration 41